MEADOWBROOK℠
INSURANCE GROUP

Investor Supplement

Fourth Quarter 2013 Update

Forward-Looking Statements & Non-GAAP Financial Measures

MEADOWBROOK INSURANCE GROUP

This investor presentation may provide information including certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words "believes," "expects," "anticipates," "estimates," or similar expressions. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and results could differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: actual loss and loss adjustment expenses exceeding our reserve estimates; competitive pressures in our business; the failure of any of the loss limitation methods we employ; a failure of additional capital to be available or only available on unfavorable terms; our geographic concentration and the business, economic, natural perils, man-made perils, and regulatory conditions within our most concentrated region; our ability to appropriately price the risks we underwrite; goodwill impairment risk employed as part of our growth strategy and the anticipated impact of the goodwill impairment charge recognized in the second quarter of 2013; efforts with regard to the review of strategic alternatives; actions taken by regulators, rating agencies or lenders, including the impact of the downgrade by A.M. Best of the Company's Insurance Company Subsidiaries' financial strength rating and lowering the outlook for this rating from "stable" to "negative" and A.M. Best's downgrade of our issuer credit rating and any other future action by A.M. Best with respect to such ratings; increased risks or reduction in the level of our underwriting commitments due to market conditions; a failure of our reinsurers to pay losses in a timely fashion, or at all; interest rate changes; continued difficult conditions in the global capital markets and the economy generally; market and credit risks affecting our investment portfolio; liquidity requirements forcing us to sell our investments; a failure to introduce new products or services to keep pace with advances in technology; the new federal financial regulatory reform; our holding company structure and regulatory constraints restricting dividends or other distributions by our Insurance Company Subsidiaries; minimum capital and surplus requirements imposed on our Insurance Company Subsidiaries; acquisitions and integration of acquired businesses resulting in operating difficulties, which may prevent us from achieving the expected benefits; our reliance upon producers, which subjects us to their credit risk; loss of one of our core selected producers; our dependence on the continued services and performance of our senior management and other key personnel; our reliance on our information technology and telecommunications systems; managing technology initiatives and obtaining the efficiencies anticipated with technology implementation; a failure in our internal controls; the cyclical nature of the property and casualty insurance industry; severe weather conditions and other catastrophes; the effects of litigation, including the previously disclosed arbitration and class action litigation or any similar litigation which may be filed in the future; state regulation; and assessments imposed upon our Insurance Company Subsidiaries to provide funds for failing insurance companies.

For additional information with respect to certain of these and other factors, please refer to our filings made with the United States Securities and Exchange Commission, including but not limited to the 10-K for the period ended December 31, 2012, and 10-Q's for the periods ended March 31, 2013, June 30, 2013, and September 30, 2013, respectively. We are not under any obligation to (and expressly disclaim any obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

Notes on Non-GAAP Financial Measures

(1) Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses.
(2) Accident year combined ratio is a non-GAAP measure that represents the impact of any adverse or favorable development on prior year loss reserves.
(3) Statutory surplus is a non-GAAP measure with the most directly comparable financial GAAP measure being shareholders' equity.

These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Investments

Investment Portfolio Review

We maintain a high-quality, low-risk investment portfolio.

- Low equity risk exposure
  - 93% fixed income
  - 7% equity
- High credit quality
  - 99% of bonds are investment grade
  - Average S&P rating of AA- / Moody's of Aa3
- Duration
  - Fixed income effective duration is 5.0
  - Tax adjusted fixed income duration is 4.4
  - Duration of Reserves is approximately 4.0

Portfolio Allocation and Quality

$'s in (000's)	% Allocation 12/31/2013	Fair Value	Net Unrealized Gain Position	Avg. Moody's	Avg. S&P
Fixed Income					
US Government and Agencies	*2%*	$ 25,370	$ 385	Aaa	AA+
Corporate	*34%*	$ 538,507	$ 3,594	A3	A-
Mortgage and Asset Backed	*10%*	$ 163,777	$ (2,075)	Aaa	AA+
Municipal	*47%*	$ 735,392	$ 5,388	Aa2	AA+
Total Fixed Income	*93%*	$ 1,463,046	$ 7,292		
Equities					
Common Stock	*6%*	$ 100,519	$ 13,774		
Preferred Stock	*0%*	$ 218	$ 147		
Mutual Funds	*1%*	$ 9,245	$ 715		
Total Equities	*7%*	$ 109,982	$ 14,635		
Total Portfolio	*100%*	$ 1,573,028	$ 21,928		

Conservative Investment Philosophy

Our high quality investment portfolio is well matched to our loss reserves and generates a predictable stream of income.

- 2013 net investment income was $46M from $50M in 2009
- Invested asset base increased to $1.6B ($1.7B including cash & cash equivalents) at 12/31/2013, from $1.1B ($1.2B including cash & equivalents) at 12/31/2009
- Pre-tax book yield excluding cash and cash equivalents was 3.1% at 12/31/2013 vs. 4.4% at 12/31/2009
- The duration of our portfolio increased to 4.4 years at 12/31/2013 from 3.8 years at 12/31/2009
- The duration on net reserves of $1.1B is approximately 4.0 years at 12/31/2013

Pre-tax Net Investment Income ($ in M) and Average Investment Yield



$60
$50
$40
$30
$20
$10
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.4%
3.9%
4.2%
3.3%
4.0%
1.9%
3.4%
1.8%
3.1%
3.0%
2009
2010
2011
2012
2013
Investment Income
Yield
10 Year Treasury Yield

*3.8 *4.5 *4.5 *4.3 *4.7 *4.4

*Tax-adjusted Effective Duration

Government and Agency – December 31, 2013 Profile

Summary Profile

- $25.4 M market value; approximately 2% of the managed portfolio
- Rated Aaa by Moody's and AA+ by S&P
- December 31, 2013 net unrealized gain was $385K
- Average investment yield: 1.20%

Government & Agency Breakout


31%
69%
Treasuries
Agencies

Government & Agency vs. Entire Portfolio


2%
98%
Government & Agency
All Other

Corporate Fixed Income – December 31, 2013 Profile

Summary Profile

- $538.5M market value; 34% of the investment portfolio
- December 31, 2013 net unrealized gain was $3.6M.
- Average investment yield: 2.93%

Quality Indicators

	Corporates
Average Quality	A-
Investment Grade	100%

A-/A3 or Better	100%
All BBB and Baa	0%
Not Rated	0%
Non Investment Grade	0%

Corporate vs. Entire Portfolio


34%
66%
Corporates
All Other

Corporate Profile

Financial	25.2%
Consumer, Non-Cyclical	16.9%
Industrial	13.8%
Energy	12.0%
Consumer, Cyclical	9.3%
Technology	6.6%
Basic Materials	6.1%
Utilities	5.0%
Communications	4.4%
Other	0.7%

Municipal Bonds – December 31, 2013 Profile

Summary Profile

- $735.4M market value; 47% of the investment portfolio
- December 31, 2013 net unrealized gain was $5.4M
  - Tax exempt unrealized gain $3.6M
  - Taxable unrealized gain $1.8.M
- Average tax equivalent yield: 4.34%

Municipals vs. Entire Portfolio



45%
53%
2%
Municipals
Taxable Municipals
All Other

Quality Indicators & Geographic Distribution

	Munis	Taxable Munis
Average Quality	AA	AA+
Investment Grade	100%	100%

Repayment Type	Allocation
Revenue Bonds	58.3%
General Obligation	32.6%
Other	9.1%

State	% of Municipal Allocation
Texas	8.2%
Washington	5.8%
New York	5.8%
Florida	4.3%
Arizona	4.2%
All other	71.7%

Structured Securities – December 31, 2013 Profile

Summary Profile

- $163.8M market value; 10% of the investment portfolio
- As of December 31, 2013, unrealized loss of $2.1M; MBS unrealized loss of $2.5M
- For ABS & CMBS, the market values approximated book value with small unrealized gain
- Average investment yield: 2.84%

Quality Indicators

	RMBS	CMBS	ABS
Average Quality	AA+	AA+	AAA
Investment Grade	99%	99%	98%
A- / A3 or Better	99%	99%	97%
All BBB and Baa	0%	0%	0%
Not Rated	0%	0%	1%
Non Investment Grade	1%	1%	2%

Structured vs. Entire Portfolio



7%
2%
1%
90%
RMBS
CMBS
ABS
All Other

Structured RMBS Profile



2%
5%
29%
64%
Non-Agency
Freddie Mac
Fannie Mae
Ginnie Mae

Equities – December 31, 2013 Profile

Summary Profile

- $109.8 million market value; 7% of the investment portfolio
- December 31, 2013 net unrealized gain was $14.4M
- Common stock unrealized gain $13.7M
- Bond mutual fund unrealized gain $0.7M
- Average tax equivalent yield: 4.62%

Equity Mix


8%
92%
Common Stock
Mutual Fund

Equities vs. Entire Portfolio


7%
93%
Equities
All Other

Convertible Debt Offering

$100M Convertible Debt Offering

Key Terms

- $100 million Cash Convertible Senior Notes
- Underlying "Equivalent" Shares – 10.9 million [(a)]
- 5.00% Cash Coupon
- 37.5% Conversion Premium ($9.19 per share)
- 75% High Call ($11.69 per share)
- Net share settlement
- Maturity of March 15, 2020

Use of Proceeds

Gross Proceeds	$100.0M
Use of Proceeds	
Surplus Enhancement	$70.0M
Holding Company Debt Service	$16.1M
Call Spread / Warrants	$9.9M
Fees & Expenses	$4.0M
Total Proceeds	**$100.0M**

$100,000,000 **March 2013**

MEADOWBROOK INSURANCE GROUP

5.00% Cash Convertible Senior Notes due 2020
Interest payable March 15 and September 15

(a) Computed as follows: $100m Convertible Debt / $9.19 Share Price = 10.9 million shares

MIG Convertible Note

A. We have issued debt with a **5.00% coupon**

B. We will pay **additional cash if our share price exceeds the $9.19 lower strike price** (on 10.9 million "equivalent" shares)

C. We have **bought a bond hedge** requiring counter parties to pay us the same amount we pay to the note holders in B above

D. We must issue shares to the bond hedge counter parties if market price is **above the upper strike price of $11.69** at maturity of the underlying bonds

Convert Key Share Prices

Share Price Close 3/11/2013	Convertible Price / Lower Strike	Convertible Price / Higher Strike
$6.68	$9.19	$11.69
	37.5%	75.0%

MIG Convertible Note Settlement



$110
$105
$100
$95
$90
Payout at Maturity ($ in millions)
< $9.19
> $11.69
MIG Convertible + Call Spread Due 2020
$6.68
$7.00
$8.00
$9.00
$10.00
$11.00
$11.69
$12.69
$13.69
$14.69
$15.69
Stock Price at Maturity

	MIG Share Price ≤ $9.19	$9.19 ≤ MIG Share Price ≥ $11.69	MIG Share Price ≥ $11.69
Note	Pay Principal	Pay Principal + Cash Value of Shares Greater than $9.19	Pay Principal + Cash Value of Shares Greater than $9.19
Bond Hedge	No Action	Settle Hedge; receive cash value of share price in excess of $9.19	Settle Hedge; receive cash value of share price in excess of $9.19
Warrant	No Action	No Action	Reflect Shares as Market Price exceeds $11.69*

Example if share price = $14: 10.9m 'equivalent' shares x $2.31 ($14 market price less $11.69 higher strike price) = $25.1m divided by $14 share price = 1.8m shares

Accounting for Convertible Debt Offering

The following was recorded in Q1 2013 related to the convertible debt offering (in millions)

Proceeds:			
Gross Proceeds (recorded as):	$	100.0	
Debt	*$*	*87.1*	*
Derivative Liability related to conversion feature	*$*	*12.9*	*^
Underwriting Fees	$	(3.0)	
Other Legal and Audit Fees	$	(0.6)	
Total Net Proceeds	$	96.4	
Use of Proceeds:			
Purchase of Bond Hedge (Derivative Asset)	$	(12.9)	^
Sale of Stock Warrants	$	3.0	
Surplus Contribution to Insurance Subsidiaries	$	(70.0)	
Net held at Holding Company for debt service, shareholder dividends	$	(16.5)	
Total Use of Proceeds	$	(96.4)	

* **Gross proceeds of $100m was bifurcated into $87.1m of debt and $12.9m of derivative liability related to the conversion feature. The $12.9m will accrete to the $100m face value over the life of the loan through a charge to interest expense.**

The total interest expense impacting the P&L will consist of the 5% coupon payment (paid in cash) and the accretion of the conversion feature noted above of approximately 2.4% (non-cash), or 7.4% total.

^ **A bond hedge (derivative asset) was purchased to offset the derivative liability recorded related to the conversion feature. The two are marked to market each quarter with no P&L impact as they directly off-set one another.**

Capital Enhancements

Q4 2012 Gain Harvesting Program Results

MEADOWBROOK℠ INSURANCE GROUP

Gross Realized Gains of $51m, $37m net of taxes in fourth quarter of 2012

Net proceeds in excess of $500 million:

- The overall portfolio mix remains consistent with 99% investment grade
- Minor change to security sectors with inclusion of a $87.5 million high dividend equity allocation
- The average credit quality remains consistent with an average S&P rating of AA- and Moody's of Aa3
- The tax-adjusted duration remains in line with our strategic asset allocation study at 4.4 years at Q4 2013
- Interest rate risk remains consistent with the duration extension, also in line with our asset allocation study. We plan to hold securities to maturity thus mitigating the impact of interest rate risk
- We observed favorable economics when comparing the present value of the realized gain benefit to the income reduction over a period of 5 years
- The pre-tax book yield excluding cash & cash equivalents at Q4 2013 is 3.1%

MEADOWBROOK INSURANCE GROUP

Quota Share – Terminated 9/30/2013

Quota share agreement increased statutory surplus at December 31, 2012 by $20.8 million

- Provided an easily integrated form of capital relief by utilizing the capital of Swiss Re
- Initial term was one year with multiple extension and exit options in subsequent years at MIG's option; provided flexibility to enhance capital as needed
- Prospective reinsurance agreement
- Proportional cover on a cross section of our business
- Performance based sliding scale commission

Swiss Re Quota Share Impact

	Full Year 2013 Impact
Ceded Written Premium	$74.4M
Ceded Earned Premium	$145.5M
Combined Ratio	93%
Impact on Consolidated Combined Ratio	3.1 pts
After-tax Impact on Net Operating Income	($6.7M)
EPS Impact	($0.13)

$100M Convertible Debt Offering

MEADOWBROOK INSURANCE GROUP

Key Terms

- $100 million Cash Convertible Senior Notes
- Underlying "Equivalent" Shares – 10.9 million [(a)]
- 5.00% Cash Coupon
- 37.5% Conversion Premium ($9.19 per share)
- 75% High Call ($11.69 per share)
- Net share settlement
- Maturity of March 15, 2020

Use of Proceeds

Gross Proceeds	$100.0M
Use of Proceeds	
Surplus Enhancement	$70.0M
Holding Company Debt Service	$16.1M
Call Spread / Warrants	$9.9M
Fees & Expenses	$4.0M
Total Proceeds	**$100.0M**

$100,000,000 **March 2013**

MEADOWBROOK INSURANCE GROUP

5.00% Cash Convertible Senior Notes due 2020
Interest payable March 15 and September 15

(a) Computed as follows: $100m Convertible Debt / $9.19 Share Price = 10.9 million shares

Holding Company Capital Contributions

Q4 2012 Contribution

- **$10 million to Star**
- Star contributed:
  - $5 million to Savers
  - $5 million to Ameritrust
  - $5 million to Williamsburg

Q1 2013 Contribution

- **$70 million total**
- **$55 million to Star**
  - Star contributed:
    - $10 million to Savers
    - $5 million to Ameritrust
    - $5 million to Williamsburg
- **$15 million to Century**
  - Century contributed:
    - $10 million to ProCentury

Reserve Supplements

Net Reserves Strengthened

Reserves, net of reinsurance recoverables, totaled $1.1 billion as of December 31, 2013

GAAP Reserves, Net of Reinsurance Recoverables, at 12/31/13

($ in millions)

Line of Business	Net Reserves at 12/31/2013
CA Workers' Compensation	$297
Non-CA Workers' Compensation	203
CMP / General Liability	460
Commercial Auto	118
Other	33
Total Net Reserves	**$1,111**

Historical GAAP Reserves, Net of Reinsurance Recoverables



($ in millions)
$1,200
1,000
800
600
400
200
0
$625
$122
$503
$682
$151
$532
$784
$191
$593
$879
$232
$647
$1,074
$296
$778
$1,111
$296
$815
2008
2009
2010
2011
2012
2013
Net Reserves of Continuing Business
Net Reserves of Terminated Business

Reserves, Net of Reinsurance Recoverables, by LOB at 12/31/13



Other
3%
Commercial Auto
11%
CA Workers' Comp.
27%
41%
CMP / GL
18%
Non-CA Workers' Comp.

GAAP Net Reserves as of 12/31/13: $1,111 million

CA Workers' Compensation LOB

Achieved significant rate increases in the CA workers' compensation business

Achieved Rates vs. Adjusted Loss & ALAE Ratio



80%
60%
40%
20%
0%
(20%)
100%
80%
60%
40%
20%
0%
78.4%
68.0%
62.2%
59.1%
58.9%
61.1%
33.9%
42.8%
17.4%
11.3%
0.4%
22.0%
12.1%
5.2%
(1.3%)
2009
2010
2011
2012
2013
Adjusted AY Loss & ALAE Ratio (Excl. Term Bus)
Cumulative Achieved Written Rates
Cumulative Achieved Earned Rates
Net Trended Ult Loss and ALAE Ratio *
(Excl. Term Bus)

Accident Year Loss & ALAE Ratio Performance

($ in millions)		Loss & ALAE Ratio			Net Trended Ultimate Loss & ALAE Ratio excl Terminated Business
Accident Year	Statutory NEP	at 12/31/2013	Excluding Terminated Business	Δ bps	
2009	$55.2	83.2%	78.4%	(480 bps)	57.1%
2010	159.1	74.0%	68.0%	(600 bps)	46.9%
2011	184.0	69.8%	62.2%	(760 bps)	44.4%
2012	221.0	65.0%	59.1%	(590 bps)	45.1%
2013	218.3	63.7%	58.9%	(480 bps)	52.7%

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

* **Trended (and on-level) Ultimate Loss & ALAE Ratio**: The historical ultimate loss & ALAE (incl. IBNR) ratios restated at today's (or a selected) loss cost and rate environment by adjusting for changes in rate levels, reinsurance costs, legislative changes, frequency, and inflationary adjustments to severity and exposure

Non-CA Workers' Compensation LOB

MEADOWBROOK INSURANCE GROUP

Achieved accelerating rate increases in the non-CA workers' compensation business

Achieved Rates vs. Adjusted Loss & ALAE Ratio



12%
8%
4%
0%
(4%)
(8%)
100%
80%
60%
40%
20%
0%
75.3%
70.7%
64.6%
66.0%
62.3%
11.9%
3.8%
5.6%
0.1%
0.0%
(2.7%)
(2.3%)
(4.1%)
(5.4%)
(3.5%)
2009
2010
2011
2012
2013
Adjusted AY Loss & ALAE Ratio (Excl. Term Bus)
Cumulative Achieved Written Rates
Cumulative Achieved Earned Rates
Net Trended Ult Loss and ALAE Ratio*
(Excl. Term Bus)

Accident Year Loss & ALAE Ratio Performance

($ in millions) Accident Year	Statutory NEP	Loss & ALAE Ratio at 12/31/2013	Loss & ALAE Ratio Excluding Terminated Business	Δ bps	Net Trended Ultimate Loss & ALAE Ratio excl Terminated Business
2009	$104.8	73.8%	75.3%	150 bps	61.8%
2010	115.0	72.7%	70.7%	(200 bps)	57.7%
2011	121.1	63.7%	64.6%	90 bps	54.5%
2012	132.9	67.0%	66.0%	(100 bps)	59.4%
2013	153.1	62.8%	62.3%	(50 bps)	60.2%

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

***Trended (and on-level) Ultimate Loss & ALAE Ratio**: The historical ultimate loss & ALAE (incl. IBNR) ratios restated at today's (or a selected) loss cost and rate environment by adjusting for changes in rate levels, reinsurance costs, legislative changes, frequency, and inflationary adjustments to severity and exposure

Commercial Auto LOB

Commercial auto experienced significant rate increases in 2012, continued in 2013

Achieved Rates vs. Adjusted Loss & ALAE Ratio



25%
20%
15%
10%
5%
0%
(5%)
100%
80%
60%
40%
20%
0%
52.7%
70.8%
68.4%
72.1%
67.0%
20.2%
8.8%
11.8%
(0.8%)
1.2%
2.3%
3.8%
0.1%
(2.1%)
(1.5%)
2009
2010
2011
2012
2013
Adjusted AY Loss & ALAE Ratio (Excl. Term Bus)
Cumulative Achieved Written Rates
Cumulative Achieved Earned Rates
Net Trended Ult Loss and ALAE Ratio * (Excl. Term Bus)

Accident Year Loss & ALAE Ratio Performance

($ in millions) Accident Year	Statutory NEP	Loss & ALAE Ratio at 12/31/2013	Loss & ALAE Ratio Excluding Terminated Business	Loss & ALAE Ratio Δ bps	Net Trended Ultimate Loss & ALAE Ratio excl Terminated
2009	$101.1	60.4%	52.7%	(774 bps)	52.6%
2010	113.3	80.2%	70.8%	(940 bps)	68.3%
2011	115.9	80.8%	68.4%	(1240 bps)	63.6%
2012	123.5	83.6%	72.1%	(1150 bps)	66.0%
2013	63.1	70.6%	67.0%	(360 bps)	63.8%

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

* **Trended (and on-level) Ultimate Loss & ALAE Ratio**: The historical ultimate loss & ALAE (incl. IBNR) ratios restated at today's (or a selected) loss cost and rate environment by adjusting for changes in rate levels, reinsurance costs, legislative changes, frequency, and inflationary adjustments to severity and exposure

CMP / General Liability LOB

Significant rate increases have been achieved in the CMP / GL line of business in 2013

Achieved Rates vs. Adjusted Loss & ALAE Ratio


14%
10%
6%
2%
(2%)
(6%)
(10%)
75%
60%
45%
30%
15%
0%
57.1%
52.1%
60.4%
58.1%
9.8%
55.4%
3.9%
(3.2%)
(2.5%)
(4.5%)
(4.6%)
(4.6%)
(5.3%)
(1.3%)
(3.9%)
2009
2010
2011
2012
2013
Adjusted AY Loss & ALAE Ratio (Excl. Term Bus)
Cumulative Achieved Written Rates
Cumulative Achieved Earned Rates
Net Trended Ult Loss and ALAE Ratio*
(Excl. Term Bus)

Accident Year Loss & ALAE Ratio Performance

($ in millions) Accident Year	Statutory NEP	Loss & ALAE Ratio at 12/31/2013	Loss & ALAE Ratio Excluding Terminated Business	Δ bps	Net Trended Ultimate Loss & ALAE Ratio excl Terminated Business
2009	$182.0	60.2%	57.1%	(310 bps)	57.3%
2010	168.7	53.4%	52.1%	(130 bps)	50.9%
2011	204.1	64.4%	60.4%	(400 bps)	55.7%
2012	249.6	61.8%	58.1%	(370 bps)	52.7%
2013	226.7	58.3%	55.4%	(290 bps)	53.6%

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

* **Trended (and on-level) Ultimate Loss & ALAE Ratio**: The historical ultimate loss & ALAE (incl. IBNR) ratios restated at today's (or a selected) loss cost and rate environment by adjusting for changes in rate levels, reinsurance costs, legislative changes, frequency, and inflationary adjustments to severity and exposure

MEADOWBROOK INSURANCE GROUP

Other Lines of Business

Other lines have achieved accelerating rate increases in recent years

Achieved Rates vs. Adjusted Loss & ALAE Ratio



10%
8%
6%
4%
2%
0%
(2%)
75%
60%
45%
30%
15%
0%
58.5%
57.2%
63.8%
67.4%
62.2%
9.6%
3.9%
6.8%
2.3%
0.4%
0.5%
(0.9%)
(0.1%)
(0.2%)
(0.2%)
2009
2010
2011
2012
2013
Adjusted AY Loss & ALAE Ratio (Excl. Term Bus)
Cumulative Achieved Written Rates
Cumulative Achieved Earned Rates
Net Trended Ult Loss and ALAE Ratio*
(Excl. Term Bus)

Accident Year Loss & ALAE Ratio Performance

($ in millions) Accident Year	Statutory NEP	Loss & LAE Ratio at 12/31/2013	Loss & LAE Ratio Excluding Terminated Business	Δ bps	Net Trended Ultimate Loss & ALAE Ratio excl Terminated
2009	$92.7	60.3%	58.5%	(179 bps)	55.2%
2010	102.2	58.6%	57.2%	(140 bps)	54.5%
2011	112.8	63.7%	63.8%	10 bps	60.7%
2012	123.0	69.2%	67.4%	(180 bps)	63.6%
2013	74.7	63.6%	62.2%	(140 bps)	60.5%

Note: Other lines of business include inland marine, medical professional liability, group A&H and fidelity and surety.

Note: Statutory accident year loss & ALAE ratios evaluated at 12/31/13 and excludes the impact of the Swiss Re quota share.

* **Trended (and on-level) Ultimate Loss & ALAE Ratio**: The historical ultimate loss & ALAE (incl. IBNR) ratios restated at today's (or a selected) loss cost and rate environment by adjusting for changes in rate levels, reinsurance costs, legislative changes, frequency, and inflationary adjustments to severity and exposure

California Workers' Compensation

California Workers' Compensation
Reserve Development

MEADOWBROOK INSURANCE GROUP

- As planned, we hired new claim adjusters to manage increased claim volume due to the growth of our California workers' compensation business in recent years. As we hired new adjusters, the case load per adjuster went down
  - Result: Case reserve strengthening and an acceleration of the closing pattern
- While individual case reserve strengthening alone does not automatically lead to adverse development, the strengthening led us to utilize development factors that are higher than the industry and record higher loss ratios on this business than we had previously estimated
- Led to IBNR strengthening of $22.8 million in 2012 (Workers' Comp Western)
- We achieved cumulative written and earned rates increases of over 60% and 44% from 2010 through 2013, respectively
- 2013 reserve development driven by isolated California territory ($16.1 million), where writings have been dramatically reduced; excluding this territory there was favorable reserve development of $0.2 million
- California WC AY Combined Ratios are trending favorably with rate increases in excess of loss ratio trend

California Workers' Compensation

Low Hazard Mix of Business

How does our business mix compare to California workers' compensation industry?

- Low hazard group mix
  - We write approximately 70% of our premium in hazard groups 1 & 2 vs. 55% for the industry
  - Almost no premium in hazard groups 6 & 7 vs. 5% for the industry
- Industry group mix favorable
  - We write approximately 67% of our premium in the goods and services industry vs. 37% for the industry
  - We write less than 5% of our premium in the construction industry vs. 12% for the industry
    - Our construction business is approximately 50% landscape contractors
- Earned rate levels are now above industry (according to WCIRB)
- Experience mods are almost 10% better than the industry benchmark

California Workers' Compensation
Low Hazard Mix of Business (Continued)

We write our premium in less hazardous groups and more favorable CA WC industries

Hazard Group Distribution

Meadowbrook | **Industry**


0%
6 & 7
29%
3, 4 & 5
1 & 2
71%
5%
6 & 7
40%
3, 4 & 5
1 & 2
55%
Hazard Groups 1 & 2
Hazard Groups 3 & 4 & 5
Hazard Groups 6 & 7

NOTE: %'s above are approximate.

California Workers' Compensation

Low Hazard Mix of Business (Continued)

We write our premium in less hazardous groups and more favorable CA WC industries

Industry Group Distribution



Meadowbrook
Construction
Other
Office & Clerical
6%
3%
2%
22%
Manufacturing
Goods and Services
67%
Industry
10%
Other
12%
Construction
37%
Goods and Services
Office & Clerical
21%
Manufacturing
20%
Goods and Services
Manufacturing
Office and Clerical
Construction
Other

NOTE: %'s above are approximate.